LEASES (Details Narrative)	9 Months Ended
Sep. 30, 2020 USD ($)
Leases (Textual)
Operating lease expire term	The lease commenced on February 15, 2020 and expires on February 28, 2022, monthly.
Rental expense	$ 3,945
Right of use asset	62,290
Operating lease liability	$ 43,049
LG Capital Funding LLC [Member]
Leases (Textual)
Operating lease expire term	The Company used the 5 year ARM interest rate at the time of entering into the agreement and compared that rate to the Company's weighted average cost of funding at the time of entering into the operating lease. The Company determined that 10.00% was an appropriate incremental borrowing rate to apply to its real-estate operating lease.
Right of use asset	$ 86,741
Operating lease liability	$ 86,741